Investors Research Fund, Inc.

                        Supplement dated February 7, 2001
                                     to the
                        Prospectus dated January 26, 2001

The following paragraph has been deleted on page 12 of the prospectus:

The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.